Exhibit 10.1

                      SECOND AMENDMENT TO RIGHTS AGREEMENT

     SECOND AMENDMENT, dated as of December 13, 2002 (this "Amendment") to the Rights Agreement dated as of August 19, 1999, and amended as of September 19, 2001 (the "Agreement"), between Talk America Holdings, Inc. (formerly Talk.com, Inc.), a Delaware corporation (the "Company"), and First City Transfer Company, a Delaware corporation ("First City").

     WHEREAS, the parties hereto previously executed and delivered the Agreement;

     WHEREAS, pursuant to Section 21 of the Agreement, First City desires to resign and be discharged of all of its duties under the Agreement as of the date hereof, and the Company desires to accept such resignation and discharge of duties;

     WHEREAS, pursuant to Section 21 of the Agreement, the Company desires to appoint Stocktrans, Inc. as the successor Rights Agent (the "New Rights Agent"), and the New Rights Agent desires to accept such appointment as of the date hereof and to be vested with the same powers, rights, duties and responsibilities as if it had originally been named Rights Agent under the Agreement;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Agreement.

     SECTION 2. RESIGNATION. First City hereby resigns as Rights Agent as of the date hereof and is hereby discharged of all of its duties under the Agreement as of the date hereof, and the Company hereby accepts such resignation and discharge of duties.

     SECTION 3. APPOINTMENT OF SUCCESSOR. The Company hereby appoints the New Rights Agent as the successor Rights Agent as of the date hereof. By signing below, the New Rights Agent hereby accepts and assumes, and is hereby vested with, the same powers, rights, duties and responsibilities as if it had originally been named Rights Agent under the Agreement. All references to "Rights Agent" in the Agreement shall now be deemed to refer to the New Rights Agent.

     SECTION 4. NOTICE TO FIRST CITY. First City hereby agrees that this Amendment shall serve as notice to First City of the appointment of a successor Rights Agent in satisfaction of the notice requirement set forth in Section 21 of the Agreement.

     SECTION 5. AMENDMENT TO SECTION 21. The fifth sentence of Section 21 of the Agreement is hereby amended and restated to read as follows:

               "Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or financial institution organized and doing business under the laws of the United States or of the States of Delaware, New York, New Jersey, Pennsylvania or Virginia (or of any other state of the United States so long as such

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          corporation  is  authorized to do business as a banking institution in the  State  of  Delaware,  New  York,  New  Jersey,  Pennsylvania  or
          Virginia), in good standing, and having a principal office in the State of Delaware, New York, New Jersey, Pennsylvania or Virginia which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority or (b) an affiliate of a corporation or financial institution described in clause (a) of this sentence."

     SECTION 6. ADDRESS FOR NOTICES. The address for notices to the Rights Agent set forth in Section 24 of the Agreement is hereby amended to read as follows:

                              Stocktrans,  Inc.
                              44  West  Lancaster  Ave.
                              Ardmore,  PA  19003

     SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the state of Delaware without reference to its conflicts of laws principles.

     SECTION 9. MISCELLANEOUS. The Agreement is amended to provide that references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement except as expressly provided in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control.

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     IN  WITNESS  WHEREOF, the parties hereto have executed this Amendment as of the  day  and  year  above  first  written.

                                             TALK  AMERICA  HOLDINGS,  INC.

                                             By:  /s/ Aloysius T. Lawn IV
                                                  --------------------------
                                             Name:  Aloysius  T.  Lawn  IV
                                             Title:  Executive  Vice  President,
                                             General  Counsel  and  Secretary


                                             FIRST  CITY  TRANSFER  COMPANY

                                             By:  /s/ Monica Tobey
                                                  --------------------------
                                             Name:  Monica Tobey
                                             Title:  Vice President


ACCEPTED  AND  AGREED  AS
OF  THE  DATE  SET  FORTH  ABOVE:
STOCKTRANS,  INC.

By:  /s/ Jonathan Miller
     ---------------------------
Name:  Jonathan Miller
Title:  President

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